SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K

         Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



   Date of Report (date of event reported):  February 5, 1998.



                           PURUS, INC.

     (Exact name of registrant as specified in its charter)


                 Commission File Number: 0-22408


               DELAWARE                        77-0234694
   (State or other jurisdiction of          (I.R.S. Employer
    incorporation or organization)         Identification No.)


     605 Tennant Avenue, Suite B
           Morgan Hill, CA                        95037
   (Address of principal executive             (Zip Code)
               offices)


          Registrant's Telephone Number: (408) 778-3465


                         NOT APPLICABLE
      (Former name, former address and former fiscal year,
                  if changed since last report)

     ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

      The Board of Directors of Purus, Inc. (the "Company") has approved the engagement of Grant Thornton LLP ("Grant Thornton"), to serve as independent auditors of the Company, which was accepted by Grant Thornton on February 5, 1998. The Company has been advised that neither Grant Thornton nor any of its members or associates has any relationship with the Company or any of its affiliates, except in the firm's new capacity as the Company's independent auditors. During the two most recent fiscal years of the Company ended December 31, 1997, and from that date to the present, the Company has not consulted Grant Thornton LLP, on any issue of accounting principle or audit scope or procedure.

                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Purus, Inc.

DATED:  February 6, 1998           By /s/ Peter Friedli
                                      Chief Executive Officer